UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2009

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

On August 10, 2009, MarkWest Energy Partners, L.P. (the “Partnership”), through its wholly-owned subsidiary MarkWest Liberty Gas Gathering, L.L.C. (“MWE Liberty”), and NGP Midstream & Resources, L.P. (“M&R”) through its affiliate M&R MWE Liberty, LLC, signed an agreement to modify the terms of their joint venture, which is operated through MarkWest Liberty Midstream & Resources, L.L.C. (“MarkWest Liberty Midstream”) under its Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”).  Pursuant to this agreement, the terms of the LLC Agreement will be modified to allow M&R to increase its participation and ownership in MarkWest Liberty Midstream and M&R will increase its initial investment by an additional $150.0 million.  Under the modified LLC Agreement, the Partnership and M&R will maintain a 60%/40% respective ownership interest in MarkWest Liberty Midstream until January 1, 2011, at which time M&R’s ownership interest will increase from 40% to 49%. The Partnership and M&R will jointly fund the capital requirements of MarkWest Liberty Midstream at agreed upon levels until the Partnership’s contributed capital is proportionate to its 51% ownership interest (the “Equalization Date”), which is expected to occur on or before December 31, 2012.  Following the Equalization Date, M&R will have pre-emptive rights to maintain its ownership interest in MarkWest Liberty Midstream in a range of between 45% and 49%.  The modification to the joint venture agreement is subject to certain closing conditions.

ITEM 7.01. Regulation FD Disclosure.

On August 10, 2009, the Partnership issued a press release announcing expansion of certain Marcellus Shale projects and the agreement to amend the MarkWest Liberty Midstream joint venture. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Partnership believes that the expectations reflected in the forward-looking statements are reasonable, the Partnership can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance and other factors as discussed in filings with the Securities and Exchange Commission (“SEC”). Among the factors that could cause results to differ materially are those risks discussed in the Partnership’s Form 10-K, as amended, for the year ended December 31, 2008, and the Partnership’s Form 10-Q for the quarterly period ended June 30, 2009, each as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Partnership does not undertake any duty to update any forward-looking statement except as required by law.

ITEM 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated August 10, 2009, announcing expansion of Marcellus Shale projects and agreement to amend the MarkWest Liberty Midstream joint venture.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: August 11, 2009	By:	/s/ NANCY K. BUESE
Nancy K. Buese Senior Vice President and Chief Financial Officer